UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 28, 2013

IVOICE, INC.

(Exact name of registrant as specified in its charter)

New Jersey	000-29341	51-0471976
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Briar Hollow Lane, Suite 125, Houston TX	77027
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (713) 465 - 1001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act.
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02	Departure of Director or Principal Officer; Election of Directors; Appointment of Principal Officers

Mr. Norris Lipscomb of Wimberley, Texas, was elected to the Board of iVoice, Inc. at a meeting of the Board held July 19, 2012. Mr. Lipscomb was also elected by the Board to be Chairman, CEO, and President of iVoice, Inc.

Frank Neukomm, Chairman and previously CEO of iVoice, Inc., Robert Farr, previously President and COO of iVoice, Inc., and Jim Twedt, Director of iVoice, Inc., resigned their positions as Officers and Directors of iVoice, Inc. effective as of the adjournment of the Board meeting July 19, 2012.

EXHIBIT NO	DESCRIPTION
Exhibit 99.1	Press Release dated January 28, 2013 announcing the appointment of Norris Lipscomb.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iVoice, Inc.

Date: January 28, 2013	By:	/s/ Norris Lipscomb
Name: Norris Lipscomb
Title: Chairman and CEO